Exhibit 10.11

EXECUTION VERSION

THIRD AMENDMENT AND WAIVER TO
RECEIVABLES LOAN, SECURITY AND SERVICING AGREEMENT

THIS THIRD AMENDMENT AND WAIVER TO RECEIVABLES LOAN, SECURITY AND SERVICING AGREEMENT dated as of August 20, 2015 (this “Amendment”) is entered into among FLOWERS FINANCE II, LLC, a Delaware limited liability company (the “Borrower”), FLOWERS FOODS, INC., a Georgia corporation (the “Servicer”), NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK”, as Facility Agent for the Nieuw Amsterdam Lender Group and as a Committed Lender, PNC BANK, NATIONAL ASSOCIATION, as Facility Agent for the PNC Bank Lender Group and as a Committed Lender, and COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK”, NEW YORK BRANCH, as administrative agent (the “Administrative Agent”) for each of the Lenders.

RECITALS

WHEREAS, reference is made to that certain Receivables Loan, Security and Servicing Agreement dated as of July 17, 2013, as amended by First Amendment to Receivables Loan, Security and Servicing Agreement dated as of August 7, 2014 and by Second Amendment to Receivables Loan, Security and Servicing Agreement dated as of December 17, 2014 (as so amended, the “Existing Loan Agreement” and, as amended by this Amendment and as otherwise amended, supplemented or modified from time to time, the “Loan Agreement”) among the parties to this Amendment.  Unless otherwise provided elsewhere herein, capitalized terms used herein shall have the respective meanings assigned thereto in the Loan Agreement; and

WHEREAS, the parties to this Amendment have agreed to (i) amend the Existing Loan Agreement and (ii) waive the Specified Events (as defined below) under the Existing Loan Agreement, all on the terms and subject to the conditions set forth in this Amendment;

NOW, THEREFORE, the parties to this Amendment hereby agree as follows:

SECTION 1.Amendments to Existing Loan Agreement.  Effective as of the Effective Date (as defined below), subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Existing Loan Agreement is hereby amended as follows:

(a)each of the definitions of “Facility Termination Date” and “LIBO Rate” appearing in Annex I to the Existing Loan Agreement is hereby amended and restated as follows:

“Facility Termination Date” means the earlier to occur of August 11, 2017 and the Early Termination Date.

"LIBO Rate" means, with respect to an Accrual Period and an Advance, the greater of (i) 0.00% and (ii) (a) the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is 2 Business Days prior to the commencement of such Accrual Period by reference to the Reuters Screen LIBOR01 for deposits in Dollars (or such other comparable page as may, in the opinion of the Administrative Agent, replace such page for the purpose of displaying such rates) for a period equal to such Interest Period; provided that to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “LIBO Rate” shall be the interest rate per annum determined by the Administrative Agent to be the average of the rates per annum at which deposits in Dollars are offered for such relevant Accrual Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is 2 Business Days prior to the beginning of such Accrual Period, divided by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

(b)the following definition is added to Annex I to the Existing Loan Agreement in the appropriate alphabetical order:

“Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder.

(c)Section 4.01(n) of the Existing Loan Agreement is hereby amended by adding the following at the end thereof:

The Borrower is not a “covered fund” under the Volcker Rule and in determining that the Borrower is not a covered fund, the Borrower, among other things, either does not rely solely on the exemption from the definition of “investment company” set forth in Section 3(c)(1) and/or Section 3(c)(7) of the Investment Company Act of 1940 or is entitled to the benefit of the exclusion for loan securitizations in the Volcker Rule under 17 C.F.R. 75.10(c)(8).

SECTION 2.Waiver to Existing Loan Agreement. Pursuant to Section 5.02(c) of the Originator Sale Agreement (Bakeries), no Originator may change its name unless it has given the Administrative Agent at least 30 days’ prior written notice thereof and prior to such change it has caused the financing statement filed in connection with such agreement to be amended or a new financing statement to be filed. On February 4, 2015, Flowers Baking Co. of Lenexa, LLC, a Kansas limited liability company merged with and into Flowers Baking Co. of Kansas City, LLC, a Kansas limited liability company (the “Surviving Company”) and the Surviving Company changed its name to Flowers Baking Co. of Lenexa, LLC without providing prior written notice of the name change to the Administrative Agent or causing to be filed a new or amended financing statement (the “Specified Breach”).  The Specified Breach, without giving effect to the waiver and agreements requested herein by the Borrower, would constitute an Event of Default under Section 8.02(e) of the Receivables Loan Agreement and an Amortization Event under Sections 8.01(b) and (h) of the Receivables Loan Agreement (collectively, the “Specified Events”).

Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Facility Agents and the Administrative Agent waive the Specified Events and any other Event of Default and Amortization Event relating to the Specified Breach.  Each Lender hereby directs the related Facility Agent and the Administrative Agent to grant such waiver and enter into this Amendment.

SECTION 3.Conditions Precedent.  The amendments set forth in Section 1 and the waiver set forth in Section 2 above shall become effective as of the date hereof (the “Effective Date”) upon (a) the receipt by the Administrative Agent of counterpart signature pages to this Amendment executed by each of the parties to this Amendment, (b) the receipt by the Administrative Agent of counterpart signature pages to the Second Amended and Restated Fee Letter dated as of the date hereof (the “Amended Fee Letter”) between the Borrower and the Administrative Agent executed by each of the parties thereto, (c) the receipt by each Committed Lender of the amendment fee as set forth in the Amended Fee Letter, (d) the receipt by the Administrative Agent of evidence of the name change of Flowers Baking Co. of Kansas City, LLC’s to Flowers Baking Co. of Lenexa, LLC and (e) the filing by the Administrative Agent of the financing statement amendment attached hereto as Exhibit A. Each Lender hereby consents to the amendment and restatement of the Fee Letter pursuant to the Amended Fee Letter.

SECTION 4.Representations and Warranties of the Borrower.  Each of the Borrower and the Servicer hereby represents and warrants to each Lender, each Facility Agent and the Administrative Agent that, on and as of the date hereof:

(a)this Amendment has been duly executed and delivered by it, and this Amendment and the Existing Loan Agreement as amended hereby constitute, the legal, valid and binding obligations of it enforceable against it in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law); and

(b)the representations and warranties of it contained in the Loan Agreement or in the other Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof, with the same effect as though made on such date (after giving effect to this Amendment), except to the extent such representation or warranty expressly relates only to a prior date; and

(c)immediately after giving effect to this Amendment, no Amortization Event or Event of Default shall have occurred and be continuing.

SECTION 5.Miscellaneous.

(a)This Amendment may be amended, modified, terminated or waived only as provided in Section 10.05 of the Loan Agreement.

(b)Except as expressly modified as contemplated hereby, the Loan Agreement is hereby confirmed to be in full force and effect in accordance with its terms and is hereby ratified and confirmed.  This Amendment is intended by the parties to constitute an amendment and modification to, and otherwise to constitute a continuation of, the Loan Agreement, and is not intended by any party and shall not be construed to constitute a novation thereof or of any obligation of any party thereunder.  This Amendment shall constitute a Transaction Document.

(c)The Borrower and the Servicer each acknowledge that the grant by the Facility Agents and the Administrative Agent of the waiver requested herein does not mean that they or any of them will grant any other waiver or agreement (whether of the same or similar nature), and no inference to that effect will be drawn or asserted by the Borrower or the Servicer.

(d)This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns under the Loan Agreement.

(e)This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed signature page to this Amendment by facsimile transmission or other electronic image scan transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

(f)The provisions of this Amendment are intended to be severable.  If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

(g)THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Amendment, and each party hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court.  The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(h)EACH OF THE BORROWER, THE SERVICER, THE ADMINISTRATIVE AGENT, THE FACILITY AGENTS AND THE LENDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK”, NEW YORK BRANCH, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK”, as Committed Lender and Nieuw Amsterdam Facility Agent

By:
Name:
Title:

By:
Name:
Title:

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V.

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as Committed Lender and PNC Bank Facility Agent

By:
Name:
Title:

FLOWERS FINANCE II, LLC,
as Borrower

By:
Name:
Title:

FLOWERS FOODS, INC.,
as Servicer

By:
Name:
Title: